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EXHIBIT 99.1

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Paul Taylor, the Chief Executive Officer of Trezac Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002




                                   /S/ PAUL TAYLOR
                                   --------------------------------
                                   NAME: PAUL TAYLOR
                                   TITLE: CHIEF EXECUTIVE OFFICER